Advanced Series Trust

AST Schroders Multi-Asset World Strategies Portfolio

Supplement dated December 17, 2008 to the Prospectus and Statement of Additional Information dated May 1, 2008

Effective immediately, Johanna Kyrklund, CFA, and Michael Spinks, CFA are Portfolio Managers for the AST Schroders Multi-Asset World Strategies Portfolio. Andreas Koester is no longer Portfolio Manager. All references to Andreas Koester are hereby deleted.

To reflect this change, the second paragraph of the section of the Prospectus under the heading How the Fund is Managed – Portfolio Managers – AST Schroders Multi-Asset World Strategies Portfolio is hereby deleted and replaced with the following:

Johanna Kyrklund, CFA has been an employee of Schroders since 2007 and is responsible for investment on behalf of all US and UK multi-asset clients, is a member of the Global Asset Allocation Committee and co-fund manager of Schroders Diversified Growth Fund. Formerly, fund manager of Absolute Insight Tactical Asset Allocation Fund, a global macro absolute return fund, at Insight Investment (2005-2007), and Head of Asset Allocation in the UK and fund manager of the Deutsche tactical asset allocation fund, Deutsche Asst Management (1997-2005).

Michael Spinks, CFA has been an employee of Schroders since 2004 and is responsible for investment on behalf of all US and UK multi-asset clients, is co-fund manager of Schroders Diversified Growth Fund and fund manager of the Diversified Completion Fund. From 1996-2004, with Watson Wyatt, specializing in consulting to investment managers/

To further reflect these changes, the following will be added to the Portfolio’s respective table in Statement of Additional Information under the heading Part I – Management & Advisory Arrangements – Additional Information About the Portfolio Managers:

Subadvisers	Portfolio Managers	Registered Investment Company	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Schroders	Michael Spinks/ Johanna Kyrklund	1/$25,976,226	5/$5,568,000,000	115/$16,390,000,000 1/$570,434,000	None

Information is as of September 30, 2008.

ASTSUP16